COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

29.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2019, the Company's newbuilding program comprised one Suezmax tanker and one VLCC, which are expected to be delivered in April and May 2020, and four LR2 tankers, which are expected to be delivered in January 2021, March 2021, October 2021 and January 2022, respectively. As of December 31, 2019, total installments of $45.0 million had been paid and remaining commitments amounted to $302.0 million, of which we expect $159.6 million to be paid in 2020, $109.1 million to be paid in 2021 and $33.3 million to be paid in 2022.

The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition individually and in the aggregate.

Following assignments of two property leases in 2015, each to a related party, a subsidiary of the Company has guaranteed the remaining outstanding payments due under the leases of approximately $5.4 million as of December 31, 2019 (2018: approximately $6.3 million). The Company does not believe that it will be required to make any payments under these guarantees and has not recorded a liability in the balance sheet in this respect.

As of December 31, 2019, the Company has committed to the purchase of EGCS on 11 vessels owned by the Company, with a financial commitment of $8.3 million, excluding installation costs. These commitments are due in 2020.

As of December 31, 2019, the Company has committed to the purchase of BWTS on eight vessels, with a financial commitment of $2.9 million, excluding installation costs. These commitments are due in 2020.

As of December 31, 2019, the Company has committed to the purchase of a special purpose company, which will hold 10 Suezmax tankers as a result of the Acquisition from TML. The cash amount due to TML on closing of the Acquisition on March 16, 2020 is $538.2 million. The Company has recognized $269.2 million of the cash amount due within the finance lease obligation of $272.0 million in respect of the five vessels which the Company does not charter back to Trafigura as of December 31, 2019. The remaining cash amount due will be recognized upon closing of the Acquisition. See Note 5. for full details of the accounting for this transaction.